Exhibit 10.2

Loan No.: 2000017069-100

EIGHTH MODIFICATION AGREEMENT

THIS EIGHTH MODIFICATION AGREEMENT (“Modification”) is dated as of this 15th day of June, 2020, by and among AMPHASTAR PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”) and ARMSTRONG PHARMACEUTICALS, INC., a Delaware corporation (“Guarantor”), on the one hand, and CATHAY BANK, a California banking corporation (“Lender”), on the other hand, with reference to the following facts:

W I T N E S S E T H:

A.Lender has heretofore extended a revolving line of credit in the original maximum principal amount of $20,000,000.00 (“Loan”) to Borrower, which loan is evidenced by, among other things, that certain Revolving Loan and Security Agreement dated April 10, 2012, executed by Borrower and Lender (together with any amendment thereto and/or modification thereof, “Loan Agreement”).

B.The Loan Agreement was previously amended by (i) that certain First Extension and Modification Agreement dated April 11, 2013, executed by Borrower and Lender (“First Modification”), (ii) that certain Second Extension and Modification Agreement dated April 28, 2014, executed by Borrower and Lender (“Second Modification”); (iii) that certain Third Modification Agreement dated December 31, 2014, executed by Borrower, Guarantor and Lender (“Third Modification”); (iv) that certain Fourth Modification Agreement dated June 23, 2016, executed by Borrower, Guarantor and Lender (“Fourth Modification”); and (v) that certain Fifth Modification Agreement dated December 27, 2017, executed by Borrower, Guarantor and Lender (“Fifth Modification”), (vi) that certain Sixth Modification Agreement dated July 11, 2018, executed by Borrower, Guarantor and Lender (“Sixth Modification”) and (vii) that certain Seventh Modification Agreement dated December 26, 2018 (“Seventh Modification”).

C.As an inducement to Lender to enter into the Second Modification, Guarantor executed and delivered to Lender that certain Continuing Guaranty dated April 28, 2014, pursuant to which, among other things, Guarantor guaranteed to Lender the payment and performance of any and all obligations of Borrower the Loan Agreement (“Guaranty”).

D.The Loan Agreement, Guaranty and all other documents executed or delivered in connection therewith, and all modifications, extensions, and substitutions thereof (including, without limitation, the First Modification, Second Modification, Third Modification, Fourth Modification, Fifth Modification, Sixth Modification and Seventh Modification) are hereafter called the “Loan Documents.” All terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement.

E.Borrower and Guarantor have now requested that Lender agree to (i) further extend the Maturity Date for Borrower Base Subline from May 31, 2020 to May 31, 2022, and (ii) make certain further modifications and/or changes to the terms of the Loan and the Loan Documents, as more particularly set forth herein. Lender is willing to do so subject to the terms and conditions of this Modification.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

AGREEMENT

1.Recitals. The Recitals are incorporated herein by this reference as are all exhibits. Borrower and Guarantor agree and acknowledge that the factual information recited above is true and correct.

2.Borrower and Guarantor Acknowledgment as to Obligations.

a.As of June 15, 2020, the outstanding principal balance of the Loan is

$0.00. Notwithstanding that, as of June 15, 2020, there are no Advances outstanding under the Loan Agreement, Borrower and Guarantor acknowledge and agree that the Loan Agreement and the other Loan Documents (including, without limitation, any and all liens or security interests granted to Lender therein) remain in full force and effect, and in the event any Advances are made by Lender to Borrower under the Loan Agreement after June 15, 2020, Borrower shall be obligated for the repayment of the same, together with interest thereon, in accordance with the terms and conditions set forth in the Loan Agreement.

b.Borrower and Guarantor specifically acknowledge and confirm that they do not have any valid offset or defense to the obligations, indebtedness and liability under the Loan Documents.

3.Reaffirmation of Obligations. This Modification is, in part, a reaffirmation of the obligations, indebtedness and liability of Borrower and Guarantor to Lender as evidenced by the Loan Agreement, Guaranty and the other Loan Documents. Therefore, Borrower and Guarantor represent, warrant, acknowledge and agree that, except as specified herein, all of the terms and conditions of the Loan Documents are and shall remain in full force and effect, without waiver or modification of any kind whatsoever, and are ratified and confirmed in all respects.

4.Extension of Maturity Date for Borrowing Base Subline. The Maturity Date for Borrowing Base Subline is hereby extended from May 31, 2020 to May 31, 2022, at which time the entire principal balance under the Borrowing Base Subline plus all accrued and unpaid interest thereon is and shall be due and payable as provided under the Loan Documents.

5.Modification of Loan Agreement.

a.Subsection (t) of the definition of “Eligible Accounts” on page 4 of the Loan Agreement (as modified by Section 5.c. of the First Modification and by Section 5.c. of the Sixth Modification) is further hereby amended to read as follows:

“(t)Accounts where the Account Debtor is McKesson Corporation, a Delaware corporation, or any affiliate or subsidiary thereof, and such Account(s) exceed(s), in the aggregate, forty percent (40%) of the aggregate Eligible Accounts Receivable.”

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b.Section 3.1(a) of the Loan Agreement (which was modified by Section

5.d. of the First Modification and by Section 5.d. of the Sixth Modification) is further hereby amended to read as follows:

“(a)Each Advance shall bear interest at a per annum rate equal to the Prime Rate, but in no event less than three and three-quarters of one percent (3.75%) per annum, calculated on the basis of a 360-day year for the actual number of days elapsed.”

c.Section 9.4(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(a)Field audits of Borrower verifying Borrower's methodology and valuation of accounts receivable and inventory, performed by an agent designated by Lender, all to the satisfaction of Lender in its sole opinion judgment, shall be conducted pursuant to this Section 9.4. Borrower shall not be required to submit to any field audit if, but only if, during any Cycle (as hereinafter defined), all Advances under the Loan Documents are fully repaid (including, without limitation, all accrued and unpaid interest due in connection with such Advance) within ninety (90) consecutive calendar days of the date of such Advance. (For purposes hereof, ‘Cycle” shall mean the twelve (12)-month period of time commencing on April 1 of any calendar year and ending on March 31 of the immediately succeeding calendar year.) If any Advance is not fully repaid under the terms of the Loan Documents (including, without limitation, all accrued and unpaid interest due in connection with such Advance) within ninety (90) consecutive calendar days of the date of such Advance, on or before June 30th of the calendar year following the end of the Cycle in which such Advance occurred, Borrower shall permit Lender, on ten (10) Business Days' prior notice, to conduct a field audit of Borrower as described herein.”

d.Under Section 9.4(b) of the Loan Agreement, the last two sentences are hereby deleted and replaced with the following:

“Lender will give Borrower at least ten (10) Business Days' prior written notice of field audits pursuant to Section 9.4(a) of this Agreement. Borrower shall reimburse Lender for any cost incurred for such field audits up to an aggregate maximum amount of $1,800.00 within any Cycle (as defined in Section 9.4(a)).”

6.Borrower’s and Guarantor’s Representations and Warranties. Borrower and Guarantor hereby represent and warrant to Lender and covenant and agree with Lender as follows:

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a.Borrower and Guarantor have full legal right, power and authority to enter into and perform this Modification. The execution and delivery of this Modification by Borrower and Guarantor, and the consummation by Borrower and Guarantor of the transactions contemplated hereby have been duly authorized by all necessary action by or on behalf of Borrower and Guarantor. This Modification is a valid and binding obligation of Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with its terms.

b.Neither the execution and delivery of this Modification by Borrower and Guarantor, nor the consummation by Borrower and Guarantor of the transactions contemplated hereby, conflicts with or constitutes a violation or a default under any law applicable to Borrower and Guarantor, or any contract, commitment, agreement, arrangement or restriction of any kind to which Borrower or Guarantor is a party, by which Borrower or Guarantor is bound or to which any of Borrower’s or Guarantor’s property or assets is subject.

c.There are no actions, suits or proceedings pending, or to the knowledge of Borrower or Guarantor, threatened against or affecting Borrower or Guarantor, in relation to its obligations to Lender or involving the validity and enforceability of this Modification, or any of the other Loan Documents or Additional Loan Documents (as hereinafter defined), as applicable, at law or in equity, or before or by any governmental agency, or which could have a material adverse effect on the financial condition, operations, properties, assets, liabilities or earnings of Borrower or Guarantor, or the ability of Borrower or Guarantor to perform its obligations to Lender.

d.Borrower and Guarantor hereby reaffirm and confirm that the representations and warranties of Borrower and Guarantor contained in the Loan Documents are true, correct and complete in all material respects as of the Reference Date of this Modification.

e.Borrower and Guarantor are in full and complete compliance with the terms, covenants, provisions and conditions of the Loan Agreement and the other Loan Documents to which they are a party.

f.All covenants, representations and warranties of herein are incorporated by reference and hereby made a part of the Loan Documents, as applicable.

7.Incorporation. The terms, conditions and provisions of this Modification are hereby incorporated in the Loan Agreement and other Loan Documents and shall have the same force and effect as if originally incorporated therein.

8.Conditions Precedent. The effectiveness of this Modification shall be expressly conditioned upon the following having occurred or Lender having received all of the following, in form and content satisfactory to Lender and its counsel, and suitable for filing or recording, as the case may be, as required, by no later than June 26, 2020:

a.This Modification, fully executed by Borrower and Guarantor;

b.Borrower shall pay to Lender, from Borrower’s own funds, the sum of

$20,000.00, as an extension fee, which shall be deemed fully earned by Lender and non- refundable to Borrower upon the execution of this Modification;

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c.If required by Lender, a field audit of by an agent designated by Lender, all to the satisfaction of Lender in its sole opinion judgment, in accordance with Section 9.4 of the Loan Agreement (as modified herein) (the “Loan Renewal Field Audit”).

d.Payment and/or reimbursement to Lender of the fees, costs and expenses (including, without limitation, attorneys’ fees) incurred by Lender in connection with this Modification and the Loan Renewal Field Audit;

e.A fully executed copy of that certain Certificate of Incumbency of Guarantor, of or about the date of this Modification; and

f.Such additional assignments, agreements, certificates, reports, approvals, instruments, documents, subordination agreements, financing statements, consents and opinions as Lender may request, in its sole opinion and judgment, in connection with this Modification.

The documents and instruments referenced in this Section 9.a and 9.f, above, inclusive, are hereinafter referred to individually and collectively as the “Additional Loan Documents.”

9.Successors and Assigns. This Modification shall be binding upon and inure to the benefit of Borrower and Guarantor and their respective successors and assigns, except that Borrower and Guarantor may not assign their rights hereunder or any interest therein without the prior written consent of Lender.

10.General Release of Lender.

a.Except as to the obligations imposed upon Lender, as provided herein, Borrower and Guarantor, on behalf of themselves, their respective successors and assigns, and each of them, do hereby forever relieve, release, acquit and discharge Lender and its predecessors, successors and assigns, and their respective past and present attorneys, accountants, insurers, representatives, affiliates, partners, subsidiaries, officers, employees, directors, and shareholders, and each of them (collectively, the “Released Parties”), from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys’ fees), damages, injuries, actions and causes of action, of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed, which Borrower or Guarantor now owns or holds or has at any time heretofore owned or held or may at any time hereafter own or hold against the Released Parties, or any of them, by reason of any acts, facts, transactions or any circumstances whatsoever occurring or existing, including, but not limited to, those based upon, arising out of, appertaining to, or in connection with the Recitals above, the Loan, the facts pertaining to this Modification, any collateral heretofore granted to Lender or granted in connection herewith, or to any other obligations of Borrower and Guarantor to Lender, or the lending arrangements between Lender and Borrower and Guarantor.

b.As to the matters released herein, Borrower and Guarantor expressly waive any and all rights under Section 1542 of the Civil Code of the State of California, which provides as follows:

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“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.”

c.Borrower and Guarantor expressly waive and release any right or benefit which they have or may have under Section 1542 of the Civil Code of the State of California, and any similar law of any state, territory, commonwealth or possession of the United States, or the United States, to the full extent that they may waive all such rights and benefits pertaining to the matters released herein. In connection with such waiver and relinquishment, Borrower and Guarantor acknowledge that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which they now know or believe to be true. Nevertheless, it is the intention of Borrower and Guarantor, through this Modification, to fully, finally and forever release all such matters, and all claims relative thereto, which do now exist, may exist, or heretofore have existed. In furtherance of such intention, the release herein given shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery or existence of any such additional or different claims or facts relative thereto.

d.Borrower and Guarantor are the sole and lawful owners of all right, title and interest in and to every claim and other matter which they purport to release herein, and they have not heretofore assigned or transferred, or purported to assign or transfer to any person or any entity claims or other matters herein released. Borrower and Guarantor shall indemnify, defend and hold Lender and each of the other Released Parties, and each of them, harmless from and against any claims, liabilities, actions, causes of action, demands, injuries, costs, and expenses (including, but not limited to, attorneys’ fees), based upon or arising in connection with any such prior assignment or transfer, or any such purported assignment or transfer, or any claims or other matters released herein.

11.Revival of Obligation.

a.Borrower and Guarantor acknowledge and agree that in the event that the payment of money, this Modification, or the grant of collateral should for any reason subsequently be declared to be “fraudulent” within the meaning of any state, federal or foreign law relating to fraudulent conveyances, preferential or otherwise voidable or recoverable, in whole or in part, for any reason, under the United States Bankruptcy Code or any other federal, foreign or state law (collectively referred to herein as “Voidable Transfer”), and Lender is required to pay or restore any such Voidable Transfer, or any portion thereof, then as to that which is repaid or restored pursuant to any such Voidable Transfer (including all costs, expenses and attorneys’ fees of Lender related thereto, including, without limitation, relief from stay or similar proceedings), the liability of Borrower and Guarantor shall automatically be revived, reinstated and restored to the extent thereof, and shall exist as though such Voidable Transfer had never been made to Lender.

b.Nothing set forth herein is an admission that such Voidable Transfer has occurred. Borrower and Guarantor expressly acknowledge that Lender may rely upon advice of counsel, and if so advised by counsel, may, in the exercise of Lender’s sole opinion and

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judgment, settle, without defending, any action to void any alleged Voidable Transfer, and that upon such settlement, Borrower and Guarantor shall again be liable for any deficiency resulting from such settlement as provided in this Modification.

c.As an additional inducement to and material consideration for Lender agreeing to the modifications provided in this Modification, agrees that in the event a Bankruptcy or Judicial Action (as hereinafter defined in this Section 11) is commenced which subjects Lender to any stay in the exercise of Lender’s rights and remedies under the Loan Documents including, but not limited to, the automatic stay imposed by Section 362 of the United States Bankruptcy Code (individually and collectively, “Stay”), then Borrower and Guarantor irrevocably consent and agree that such Stay shall automatically be lifted and released against Lender, and Lender shall thereafter be entitled to exercise all of its rights and remedies against Borrower and/or Guarantor under the Loan Documents, subject, however, to the terms and conditions of this Modification. Borrower and Guarantor acknowledge that they are knowingly, voluntarily, and intentionally waiving their rights to any Stay and agree that the benefits provided to Borrower and Guarantor under the terms of this Modification are valuable consideration for such waiver. As used in this Section 11, the term “Bankruptcy or Judicial Action” shall mean any voluntary or involuntary case filed by or against Borrower and/or Guarantor, under the United States Bankruptcy Code, or any voluntary or involuntary petition in composition, readjustment, liquidation, or dissolution, or any state and federal bankruptcy law action filed by or against Borrower and/or Guarantor, any action where Borrower and/or Guarantor are adjudicated as bankrupt or insolvent, any action for dissolution of Borrower and/or Guarantor, or any action in furtherance of any of the foregoing, or any other action, case, or proceeding that has the effect of staying (or in which a stay is being obtained against) the enforcement by Lender of its rights and remedies under this Modification, or any of the Loan Documents.

12.No Joint Venture, Management and Control. Notwithstanding any provision of this Modification and/or of the Loan Documents:

a.Lender is not and shall not be construed to be a partner, joint venture, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower, Guarantor or any other person;

b.Lender shall not be deemed responsible to perform or participate in any acts, omissions, or decisions of Borrower or Guarantor; and;

c.Borrower and Guarantor do not have any claims, causes of action or defenses to their obligations to Lender based on any allegations of management or control exercised by Lender. Borrower and Guarantor acknowledge and agree that Lender does not manage or control them in any way.

13.Miscellaneous.

a.Section headings used in this Modification are for convenience only and shall not affect the construction of this Modification.

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b.This Modification may be executed in one or more counterparts but all of the counterparts shall constitute one agreement; provided, however, this Modification shall not be effective and enforceable unless and until it is executed by all parties hereto.

c.This Modification and the other documents and instruments executed in connection therewith constitute the product of the negotiation of the parties hereto and the enforcement hereof shall be interpreted in a neutral manner, and not more strongly for or against any party based upon the source of the draftsmanship hereof.

d.This Modification is not a novation, nor, except as expressly provided in this Modification, is it to be construed as a release or modification of any of the terms, conditions, warranties, waivers or rights set forth in the Loan Documents. Nothing contained in this Modification shall be deemed to constitute a waiver by Lender of any required performance by Borrower or Guarantor, of any default heretofore or hereafter occurring under or in connection with the other Loan Documents. In the event there is a conflict in any term, condition or provision of this Modification, on the one hand, and the Loan Agreement or any of the other Loan Documents, on the other hand, the terms, conditions and provisions of this Modification are to control.

e.Borrower and Guarantor hereby further represent and warrant as follows:

(1)Borrower and Guarantor have received, or have had the opportunity to receive, independent legal advice from attorneys of each of their choice with respect to the advisability of executing this Modification and prior to the execution of this Modification by Borrower and Guarantor, their attorneys reviewed this Modification and discussed this Modification with them and have made all desired changes;

(2)Except as expressly stated in this Modification, neither Lender nor any other person or entity has made any statement or representation to Borrower or Guarantor regarding facts relied upon by Borrower or Guarantor;

(3)Borrower and Guarantor do not rely upon any statement, representation or promise of Lender or any other person or entity in executing this Modification except as expressly stated in this Modification;

(4)The terms of this Modification are contractual and not a mere recital;

(5)This Modification has been carefully read by, the contents hereof are known and understood by, and it is signed freely by Borrower; and

(6)This Modification and the releases contained herein are intended to be final and binding against Borrower and Guarantor, and Borrower and Guarantor acknowledge that Lender is expressly relying on the finality of this Modification as a substantial, material factor inducing Lender’s execution of this Modification.

f.JUDICIAL REFERENCE – The parties hereby agree that any claims, controversies, disputes, or questions of interpretation, whether legal or equitable, arising out of,

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concerning or related to this Modification and all loan documents executed by Borrower and Guarantor shall be heard by a single referee by consensual general judicial reference pursuant to the provisions of California Code of Civil Procedure Sections 638 et seq., who shall determine all issues of fact or law and to report a statement of decision. The referee shall also have the power to hear and determine proceedings for ancillary relief, including, but not limited to, applications for attachment, issuance of injunctive relief, appointment of a receiver, and/or claim and delivery. The costs of the proceeding shall be borne equally by the parties to the dispute, subject to the discretion of the referee to allocate such costs based on a determination as to the prevailing party(ies) in the proceeding. By initialing below the parties acknowledge that they have read and understand the foregoing Judicial Reference provisions and understand that they are waiving their right to a jury trial.

/s/ Rong Zhou	/s/Jack Y. Zhang	/s/Kenneth Chan
Guarantor’s Initials	Borrower’s Initials	Lender’s Initials

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Modification on the date and year first written above.

BORROWER:

AMPHASTAR PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/ Jack Y. Zhang
Name:	Jack Y. Zhang
Title:	Chief Executive Officer and President

GUARANTOR:

ARMSTRONG PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/ Rong Zhou
Name:	Rong Zhou
Title:	President

LENDER:

CATHAY BANK,
a California banking corporation,

By:	/s/ Kenneth Chan
Name:	Kenneth Chan
Title:	First Vice President

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Loan No.: 2000017069-100

CORPORATE RESOLUTION TO BORROW AND TO GRANT A SECURITY INTEREST

Borrower:	Lender:

AMPHASTAR PHARMACEUTICALS, INC.	CATHAY BANK
11570 6th Street	9650 Flair Drive
Rancho Cucamonga, California 91730	El Monte, California 91731

WHEREAS, AMPHASTAR PHARMACEUTICALS, INC., a Delaware

corporation (“Corporation”), has heretofore obtained from CATHAY BANK, a California banking corporation (“Lender”), a revolving line of credit in the principal amount of $20,000,000.00 (“Loan”) evidenced by, inter alia, that certain Revolving Loan and Security Agreement dated April 10, 2012 (together with any amendments or modifications thereof, the “Loan Agreement”), and it may in the future be in the best interests of the Corporation to receive certain other or additional financial accommodation from Lender, and to grant to Lender a security interest in such assets of the Corporation as, in the judgment of said Officer (as defined below), they determine appropriate or necessary.

NOW, THEREFORE, BE IT UNANIMOUSLY RESOLVED, that Jack Y.Zhang, as Chief Executive Officer and President of this Corporation (herein sometimes referred to as “said Officer”), be, and is hereby, authorized, directed and empowered, from time to time, acting alone, to act for and on behalf of and in the name of this Corporation as its corporate acts and deeds the following:

(a)To execute and deliver to Lender that certain Eighth Modification Agreement dated as of June 15, 2020 (the “Modification”) and to perform all terms, provisions and conditions thereunder.

(b)To borrow money from Lender in such amounts and upon such terms as may be agreed upon between Lender and said Officer, to direct the disposition of the proceeds, and to execute and deliver or endorse documents, instruments and such related evidences of indebtedness, loan agreements, security agreements, financing statements, deeds of trust, riders, and of any renewals, extensions, or modifications of any such financial accommodation (including, without limitation, the Modification), whether in whole or in part thereof, whether now or hereafter existing, as may be required by Lender;

(c)To sell to, or discount, modify or rediscount with, Lender any and all negotiable instruments, contracts or instruments or evidences of debt at any time held by

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this Corporation and to endorse, transfer and deliver the same together with guaranties of payment thereof or agreements to repurchase the same in favor of Lender, Lender hereby being authorized and directed to pay the proceeds of said sale, discount, modification or rediscount as directed by the endorsement thereon without inquiring into the circumstances of their issue or endorsement or the disposition of the proceeds;

(d)To grant, pledge, transfer, endorse, mortgage, assign, or hypothecate to Lender or deed in trust for Lender’s benefit, any and all of the real or personal property of this Corporation (including, but not limited to, chattel mortgages, bills, instruments, documents, chattel paper, notes, money, deposit accounts, accounts, receivables, inventory, equipment, goods and general intangibles) as security for any monies borrowed from Lender or any liability incurred by this Corporation to Lender, whether matured or not matured, absolute or contingent, and wherever payable;

(e)To withdraw, receive and receipt for and to withdraw upon trust receipts on the responsibility and at the risk of this Corporation, and to sign orders for the withdrawal, substitution or exchange of any property pledged, assigned, transferred or otherwise held for this Corporation’s account; such withdrawals, substitutions or exchanges may also be made by the bearer of any order, receipt or request so signed;

(f)To make, execute and deliver such documents, instruments, deeds of trust, riders, financing agreements, waivers, guaranties and agreements containing such provisions, covenants, recitals and agreements as may be required by Lender (which documents may contain restrictions on dividends or payments of indebtedness to officers);

(g)To perform or cause to be performed all further acts and to execute and deliver all further instruments which Lender may deem necessary to carry out the purposes of this resolution; and

(h)To direct Lender orally or by written instructions to disburse the proceeds of any loan in the name of the Corporation for any person, partnership, corporation or other legal entity, including, without limitation, said Officer.

UNANIMOUSLY RESOLVED FURTHER, that the authority hereby conferred shall be deemed retroactive and that this Corporation hereby ratifies and confirms the acts of its officers, agents or employees in heretofore obligating this Corporation to Lender together with any acts performed in relation thereto.

UNANIMOUSLY RESOLVED FURTHER, that at any time Lender may apply any money or property in its hands belonging to the Corporation to the payment of any indebtedness of the Corporation to Lender, whether due or not due.

UNANIMOUSLY RESOLVED FURTHER, that the Secretary of this Corporation is hereby authorized to execute, acknowledge and deliver a certified copy of this resolution to Lender and any other person or agency which may require copies of this

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resolution and that the certification of the Secretary as to the above named officer will be binding on this Corporation.

UNANIMOUSLY RESOLVED FURTHER, that Lender is authorized to act upon this resolution until written notice of the revocation hereof by a resolution duly adopted by the Board of Directors of this Corporation is delivered to Lender, such revocation in no way to affect the obligations of this Corporation to Lender incurred pursuant to the terms of this resolution prior to receipt by Lender of such notice of revocation.

[CONTINUES ON NEXT PAGE.]

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* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

I, Jacob Liawatidewi, Secretary of the Corporation, duly organized and existing under the laws of the State of Delaware, do hereby certify that the foregoing is a full, true and correct copy of a certain unanimous resolution of the Board of Directors of said Corporation, duly adopted by unanimous action by written consent in lieu of a meeting of the Board of Directors of said Corporation on the 15th day of June, 2020.

I further certify that said resolution is still in force and effect and has not been amended or revoked and that the specimen signature appearing below is the signature of the officer authorized to sign for this Corporation by virtue of said resolution.

AUTHORIZED SIGNATURE:

/s/ Jack Y. Zhang
Name:	Jack Y. Zhang
Title:	Chief Executive Officer and President

IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary of said Corporation this 15th day of June, 2020.

/s/ Jacob Liawatidewi
Jacob Liawatidewi, Secretary

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Loan No.: 2000017069-100

CORPORATE RESOLUTION TO GUARANTEE

(Armstrong Pharmaceuticals, Inc.)

Corporation:

ARMSTRONG PHARMACEUTICALS, INC.

11570 6th Street

Rancho Cucamonga, California 91730

Borrower:

AMPHASTAR PHARMACEUTICALS, INC.

11570 6th Street

Rancho Cucamonga, California 91730

Lender:

CATHAY BANK

9650 Flair Drive

El Monte, California 91731 Attention: Ken Chan, First Vice President

WHEREAS, AMPHASTAR PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”), has heretofore obtained from CATHAY BANK, a California banking corporation (“Lender”), a revolving line of credit in the principal amount of $20,000,000.00 (“Loan”) evidenced by, inter alia, that certain Revolving Loan and Security Agreement dated April 10, 2012 (together with any amendments or modifications thereof, the “Loan Agreement”), and may in the future desire to obtain such other or additional loans, advances, and/or extensions of credit (including renewals, modifications and/or extensions of time to pay existing indebtedness) as Lender may be willing to make or extend to Borrower, and said Borrower may hereafter from time to time become indebted or further indebted to Lender; and

WHEREAS, the Board of Directors (the “Board”) of ARMSTRONG PHARMACEUTICALS, INC., a Delaware corporation (“Corporation”), incorporated under the laws of the State of Delaware, has reviewed the terms and conditions of that certain Eighth Modification Agreement dated as of June 15, 2020 (the “Modification”) and has determined that this Corporation will be benefited and its corporate purposes will be served and attained by Borrower's entry into the Modification in that this Corporation receives a substantial benefit from the support of Borrower, and as such, this Corporation desires and requests that Lender enter into the Modification with Borrower, on such terms and conditions, as Lender shall determine; and

WHEREAS, this Corporation has full authority to guarantee payment of such loans, advances and/or extensions of credit, and Lender requires that such payment be guaranteed by this Corporation;

NOW, THEREFORE, BE IT RESOLVED, that Rong Zhou, as President of this Corporation (herein sometimes referred to as “authorized officer”), be, and is hereby, authorized, directed and empowered, from time to time, acting alone, to act for and on behalf of and in the name of this Corporation as its corporate act and deed:

(a)To execute and deliver to Lender the Modification, and to perform all terms, provisions and conditions thereunder.

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(b)To guarantee, from time to time and on such terms and conditions as Lender may require, payment of any or all of the indebtedness or obligations, present and/or future, of Borrower in favor of or held by Lender, which indebtedness or obligations are or shall be evidenced by a written instrument or agreement, regardless of the form thereof;

(c)To execute such form of guarantee or guarantees as Lender may require, and as security therefor to pledge, assign, mortgage, hypothecate or grant security interests in such assets of this Corporation as may be required and agreed upon between him or them and Lender and to execute and deliver one or more trust deeds, mortgages and/or security agreements of this Corporation covering such property owned by this Corporation as may be required by Lender, and also, from time to time to substitute for said property or any part thereof, other property to be held on like terms; said guarantees, pledges, trust deeds, mortgages and/or security agreements to contain such provisions and agreements as may be required by Lender; and

(d)To renew, modify or extend the said guarantee or guarantees in whole or in part, and/or to execute other or further guarantees and security instruments, from time to time; and Lender is authorized to at any time apply any money or property in its hands belonging to this Corporation to the payment of any secured or unsecured obligations including such guaranteed obligations of this Corporation to Lender, whether due or not, in the manner recited in the form  of security instrument used by Lender.

RESOLVED FURTHER, that the authority hereby conferred shall be deemed retroactive and that this Corporation hereby ratifies and confirms the acts of its officers, agents or employees in heretofore obligating this Corporation to Lender together with any acts performed in relation thereto.

RESOLVED FURTHER, that the Secretary of this Corporation is hereby authorized to execute, acknowledge and deliver a certified copy of this resolution to Lender and any other person or agency which may require copies of this resolution and that the certification of the Secretary as to the above named officer will be binding on this Corporation.

RESOLVED FURTHER, that Lender is authorized to act upon this resolution  until written notice of the revocation hereof by a resolution duly adopted by the Board of Directors of this Corporation is delivered to Lender, such revocation in no way to affect the obligations of  this Corporation to Lender incurred pursuant to the terms of this resolution prior to receipt by Lender of such notice of revocation.

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I, Jacob Liawatidewi, Secretary of this Corporation, certify that the foregoing is a true copy of resolutions duly and regularly adopted by the Board of Directors of this Corporation, by unanimous written consent without a meeting, and that the resolution has not been modified or rescinded, and that the resolution has not been modified or rescinded. I further certify that the signature appearing below is the genuine signature of the authorized officer.

AUTHORIZED SIGNATURE:

By:	/s/ Rong Zhou
Name:	Rong Zhou
Its:	President

I further certify that said resolutions are still in force and effect and have not been amended or revoked and that the specimen signature appearing below is the signature of the officer authorized to sign for this Corporation by virtue of said resolutions.

IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary of said Corporation this 15th day of June, 2020.

By:	/s/ Jacob Liawatidewi
Name:	Jacob Liawatidewi
Its:	Secretary

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